UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2008
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI	48033
(Address of principal of executive offices)	(Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3

Section 5 — Corporate Governance and Management
Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On November 5, 2008, the Compensation Committee (the “Committee”) of the Board of Directors of Lear Corporation (“Lear” or the “Company”) approved the 2009 terms and conditions (“2009 Terms”) for the Lear Corporation Management Stock Purchase Plan (“MSPP”), which is maintained under the Lear Corporation Long-Term Stock Incentive Plan (“LTSIP”). Under the 2009 Terms, executives will be able to defer up to 5% of their 2009 salary into (i) restricted stock units (“RSUs”) that track the value of Lear common stock and generally vest and pay out in shares of common stock at the end of a three-year vesting period, (ii) a cash-settled stock appreciation right (“SAR”) that generally vests at the end of a three-year period and is exercisable for two years thereafter (or vests on an accelerated basis, but no earlier than the first anniversary of the grant date, if Lear’s stock price equals or exceeds 150% of the grant price for 10 consecutive trading days), and/or (iii) a notional cash account that accrues interest (“Notional Cash Account”) during a three-year period. These three deferral alternatives will be available, provided that the average closing price of Lear’s common stock during the last five trading days of 2008 is equal to or greater than $10 per share. A minimum of 50% of a participant’s deferral must be in RSUs, and the remaining 50% may be in SARs or the Notional Cash Account in increments of 25%. However, if the average closing price of Lear’s common stock during the last five trading days of 2008 is less than $10 per share, the Notional Cash Account will be the only deferral alternative. The remainder of the 2009 Terms are substantially consistent with those of the MSPP previously disclosed by Lear. The foregoing summary of the 2009 Terms is qualified in its entirety by reference to the full text of the 2009 Terms, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
     On November 5, 2008, the Committee also approved an amendment (“ESSP Amendment”) to the Executive Supplemental Savings Plan (“ESSP”) that effectively terminates certain portions of the plan. The ESSP allows for participants to defer base salary and/or bonus amounts. The Company has historically made matching contributions to participants based on these elective deferrals as well as deferrals under the MSPP. As of October 31, 2008, there were 184 participants in the ESSP.
     The ESSP Amendment (i) terminates future elective deferrals of salary and bonus as well as company matching contributions, (ii) voids deferral elections made in 2007 with respect to bonuses payable in 2009, and (iii) provides for the distribution of participants’ balances of all elective deferrals and company matching contributions in a lump sum. Participants with balances of less than $50,000 will receive a distribution in January 2009. Each participant with a balance exceeding $50,000 will receive a distribution in January 2010 unless such participant agrees to a 10% reduction in the amount to which such participant would otherwise be entitled, in which case such participant will receive a distribution in January 2009. The foregoing summary of the ESSP Amendment is qualified in its entirety by reference to the full text of the ESSP Amendment, which is attached hereto as Exhibit 10.2 and incorporated by reference herein. Approximate balances under the ESSP as of October 31, 2008 for certain of Lear’s executive officers, including the named executive officers, were as follows: Robert E. Rossiter, Chairman, Chief Executive Officer and President - $970,456; Daniel A. Ninivaggi, Executive Vice President — $29,909; Raymond E. Scott, Senior Vice President and President, Global Electrical and Electronic Systems — $186,462; Louis R. Salvatore, Senior Vice President and President, Global Seating Systems — $150,520; Matthew J. Simoncini, Senior Vice President and Chief Financial Officer — $72,126; James M. Brackenbury, Senior Vice President and President, European Seating Operations – $87,403; and James H. Vandenberghe, Former Vice Chairman — $683,271.
          On November 6, 2008, the Committee approved awards consisting of stock-settled stock appreciation rights (“Stock –settled SARs”) to certain executive officers. The Stock-settled SARs have a grant price of $1.69 and a term expiring on May 1, 2012. The Stock-settled SARs generally become exercisable in two equal installments on May 1, 2009 and May 1, 2010. The amount scheduled to become exercisable on May 1, 2010 may become exercisable on an accelerated basis as of the date that is the later of (i) the end of the first 10-consecutive trading day period beginning after the grant throughout which Lear’s closing stock price has equaled or exceeded an amount representing an increase of 100% from the grant price, or (ii) May 1, 2009. Other terms of the Stock-settled SARs are substantially consistent with the terms of SARs previously disclosed by Lear. Recipients of the Stock-settled SAR grants included the following persons with respect to the following number of shares of Lear’s stock: Robert E. Rossiter – 125,000; Daniel A. Ninivaggi – 80,000; Raymond E. Scott – 65,000; Louis R. Salvatore – 65,000; Matthew J. Simoncini – 65,000; and James M. Brackenbury – 40,000. The foregoing summary of the SARs is qualified in its entirety by reference to the full text of the Stock-settled SAR Terms and Conditions, which is attached hereto as Exhibit 10.3 and incorporated by reference herein.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
       (d)   Exhibits

Exhibit No.	Exhibit Description
10.1	2009 Management Stock Purchase Plan Terms and Conditions

10.2	Seventh Amendment to the Lear Corporation Executive Supplemental Savings Plan, dated as of November 5, 2008

10.3	Long-Term Stock Incentive Plan 2008 Stock-Settled Stock Appreciation Right Terms and Conditions

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation
Date: November 11, 2008	By:	/s/ Terrence B. Larkin
		Name:	Terrence B. Larkin
		Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	2009 Management Stock Purchase Plan Terms and Conditions

10.2	Seventh Amendment to the Lear Corporation Executive Supplemental Savings Plan, dated as of November 5, 2008

10.3	Long-Term Stock Incentive Plan 2008 Stock-Settled Stock Appreciation Right Terms and Conditions